Blackstone Mortgage Trust, Inc. Blackstone Mortgage Trust, Inc. Blackstone Mortgage Trust, Inc. Fourth Quarter and Full Year 2024 Results FEBRUARY 12, 2025

BXMT HIGHLIGHTS

- Q4 GAAP EPS of $0.21 and Distributable EPS[1] of $(1.25); Distributable EPS prior to charge-offs[2] of $0.44 excludes realized losses from loan resolutions
- Full-year GAAP EPS of $(1.17) and Distributable EPS[1] of $(0.03); Distributable EPS prior to charge-offs[2] of $2.15
- Capitalizing on attractive market environment through accelerating new investment activity and continued loan resolution and repayment momentum

Earnings Generation

Resilient current income from performing loan portfolio

$2.15
2024 Distributable EPS prior to charge-offs[2]

10%
Q4 2024 annualized dividend yield[a]

Credit Performance

Strong momentum in loan repayments and resolutions

$1.6B
Q4 2024 Repayments

49%
impaired loans resolved in Q4 2024[b]

Investment Activity

Accelerating capital deployment into new investments

$2.0B+
Q1 2025 originations closed and in closing[c]

$61M
common stock repurchased since Q2 2024[d]

Note: The information in this presentation is as of December 31, 2024, unless otherwise stated. Opinions expressed reflect the current opinions of BXMT as of the date appearing in the materials only and are based on BXMT's opinions of the current market environment, which is subject to change. BXMT's manager is a subsidiary of Blackstone.

(1) Represents Distributable Earnings per share. See Appendix for definition and reconciliation to GAAP net income.
(2) Represents Distributable Earnings per share prior to charge-offs. See Appendix for definition and reconciliation to GAAP net income (loss).

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FOURTH QUARTER AND 2024 RESULTS

Earnings

- Q4 GAAP basic income per share of $0.21, Distributable Earnings[1] per share of $(1.25), and Distributable EPS prior to charge-offs[1] of $0.44; $(1.17), $(0.03), and $2.15, respectively, for full year 2024
- Book value per share of $21.87, incorporates $4.31 per share of CECL reserves
- Paid Q4 dividend of $0.47 per share, equating to a 10% annualized dividend yield[a]

Portfolio

- $17.0B portfolio[e] of 130 loans; weighted-average origination LTV of 63%[f]
- Strong 2024 repayments of $5.2B included $2.0B of office loans, reducing net office exposure by 28% YoY
  - $1.5B of additional office repayments collected in Q1 2025 to date
- Investment activity accelerating with $2.0B+ across 15+ transactions closed or in closing[c] in Q1 2025 to date

Credit

- Loan portfolio performance increased to 93% from 88% QoQ, weighted-average risk rating improved to 3.0 from 3.1
- Resolved $1.1B of impaired assets, nearly 50% of Q3 balance
- CECL reserve declined by 27% QoQ to $0.7B in Q4; includes $32M net CECL reversal from execution of loan resolutions above aggregate carrying values

Capitalization and Liquidity

- Debt-to-equity ratio[g] reduced to 3.5x in Q4 from 3.8x in Q3, the lowest level in 11 quarters
- Closed $1.1B corporate debt refinancing, extending maturity profile and generating incremental liquidity
- Maintained strong liquidity of $1.5B at quarter end
- Repurchased $50M of common stock in Q4 2024 and Q1 2025 at a weighted-average purchase price of $17.73 per share
  - $162M of corporate debt and common stock repurchased since Q3 2023[d]

(1) See Appendix for definition and reconciliation to GAAP net income.

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Blackstone |Blackstone Mortgage Trust, Inc. EARNINGS 3 ▪ 2024 Distributable Earnings prior to charge-offs(1) of $2.15 substantially in line with 2024 dividend ▪ Book value per share enhanced by Q4 loan resolutions executed above aggregate reserve levels and share repurchases; including dividends, generated positive economic return for shareholders in Q4 Earnings and Dividends Per Share (1) See Appendix for definition and reconciliation to GAAP net income. Book Value and Dividends Per Share GAAP EPS $(1.17) Distributable EPS(1) $(0.03) $22.17 $21.87 $22.34$0.47 9/30/2024 Book Value 12/31/2024 Book Value Dividends 12/31/2024 Book Value and Dividends $2.15 $2.18 2024 Distributable EPS prior to charge-offs 2024 Dividends (1)

Blackstone |Blackstone Mortgage Trust, Inc. PORTFOLIO OVERVIEW 4 ▪ Well-diversified portfolio of 130 loans, secured by institutional-quality assets across sectors and markets Collateral Diversification(e)(i) AU, 5% ES, 4% IE, 6% UK, 17% SE, 2% DEU, 1% Geographic Footprint(e)(h) TX, 6% NY, 16% NV, 2% MA, 2% IL, 3% GA, 1% FL, 8% CA, 9% VA, 2% AZ, 2% CO, 1% WA, 2% Sunbelt 24% Northeast 20% West 10% Midwest 5% Northwest 3% UK 17% Other Europe 16% Australia 5% Multifamily 29% US Office 24% Non-US Office 9% Hospitality 16% Industrial 12% Retail 3% Life Sciences / Studio 2% Other Property 5% HI, 1% 38% Europe and Australia

Blackstone |Blackstone Mortgage Trust, Inc. PORTFOLIO ACTIVITY 5 ▪ Robust repayment activity of $5.2B in 2024, demonstrating accelerating institutional liquidity for collateral assets ▪ 2024 repayments include $2.0B of office loans across 10 assets;(j) $1.5B office loans repaid in Q1 2025 to date Strong Repayment Activity ($ in billions) 2024 Repayments by Asset Class $3.7 $3.8 $5.2 2022 2023 2024 $5.2B 2024 Repayments US Office 30% Non-US Office 8% Multifamily 24% Hospitality 22% Industrial 6% Other Property 10% (k)

Blackstone |Blackstone Mortgage Trust, Inc. 53% 37% 20% 31% 23% 16% 2% 11% 4% 3% 2024 2025 Closed or In Closing Multifamily Industrial Self-Storage Hospitality Office Retail (c) PORTFOLIO ACTIVITY 6 ▪ Closed $0.4B of new loan originations in 2024, largely concentrated in multifamily and industrial sectors ▪ Investment activity accelerating with $2.0B+ of new loan originations closed or in closing(c) in Q1 2025 to date; ample liquidity and financing capacity to drive portfolio growth Capitalizing on Attractive Origination Environment $2.0B+ 2025 originations closed or in closing(c) $1.5B year-end liquidity +9% w.a. levered return over base rates(c)(l) $6.5B+ undrawn credit facility capacity Originations by Asset Class $0.4B $2.0B+

Blackstone |Blackstone Mortgage Trust, Inc. CREDIT 7 ▪ BXMT resolved $1.1B of impaired loans in Q4, bringing total 2024 resolutions to $1.6B across 16 transactions; Q4 resolutions above carrying value resulted in a $32M net CECL reversal, supporting book value ▪ Portfolio performance increased 5% quarter-over-quarter to 93%, reflecting loan resolutions and positive credit trends Impaired Loans(e) ($ in billions) Performing Portfolio(e) $2.2 $2.3 $1.2 6/30/2024 9/30/2024 12/31/2024 93% performing

Blackstone |Blackstone Mortgage Trust, Inc. CAPITALIZATION 8 ▪ Robust repayment activity drove quarter-over-quarter decrease in debt-to-equity ratio(g) to 3.5x from 3.8x, while liquidity remained strong at $1.5B ▪ Extended $1.0B of corporate debt, resulting in long-dated, laddered maturity schedule through 2029; continue to maintain a well-structured balance sheet with no capital markets mark-to-market provisions Corporate Debt Maturities(m) ($ in billions) Debt-to-Equity(g) 3.8x 3.5x 9/30/2024 12/31/2024 $0.3 $0.6 $0.8 $0.3 $0.3 $0.5 2025 2026 2027 2028 2029 Term Loan B Convertible Notes Senior Secured Notes

Blackstone |Blackstone Mortgage Trust, Inc. II. Appendix 9

APPENDIX

Portfolio Details

($ in millions)

	Loan Type [n]	Origination Date [o]	Total Loan [n]	Principal Balance [n]	Net Book Value	Cash Coupon [p]	All-in Yield [p]	Maximum Maturity [q]	Location	Property Type	Loan per SF/Unit/Key	Origination LTV [f]
Loan 1	Senior Loan	4/9/2018	$1,487	$1,330	$1,328	+4.17%	+4.43%	6/9/2025	New York	Office	$468 / sqft	48%
Loan 2	Senior Loan	8/14/2019	930	860	856	+3.20%	+3.95%	1/29/2027	Dublin, IE	Mixed-Use	$251 / sqft	74%
Loan 3	Senior Loan	6/24/2022	819	819	814	+4.75%	+5.07%	6/21/2029	Diversified, AU	Hospitality	$373 / sqft	59%
Loan 4	Senior Loan	3/22/2018	526	526	526	+3.25%	+3.31%	3/15/2026	Diversified, Spain	Mixed-Use	n / a	71%
Loan 5	Senior Loan	7/23/2021	480	475	474	+3.60%	+4.04%	8/9/2027	New York	Multi	$637,813 / unit	58%
Loan 6	Senior Loan	3/30/2021	430	430	429	+3.20%	+3.41%	5/15/2026	Diversified, SE	Industrial	$82 / sqft	76%
Loan 7	Senior Loan [n]	11/22/2019	486	424	104	+4.75%	+4.89%	12/9/2027	Los Angeles	Office	$777 / sqft	69%
Loan 8	Senior Loan	6/28/2022	675	380	374	+4.60%	+5.06%	7/9/2029	Austin	Mixed-Use	$316 / sqft	53%
Loan 9	Senior Loan	12/9/2021	385	379	379	+2.76%	+3.00%	12/9/2026	New York	Mixed-Use	$130 / sqft	50%
Loan 10	Senior Loan	4/11/2018	345	345	334	+2.25%	+2.25%	5/1/2025	New York	Office	$437 / sqft	n/m
Loan 11	Senior Loan	7/15/2021	305	305	304	+4.25%	+4.76%	7/16/2026	Diversified, EUR	Hospitality	$232,778 / key	53%
Loan 12	Senior Loan	12/11/2018	356	302	304	+1.75%	+1.76%	12/9/2026	Chicago	Office	$253 / sqft	78%
Loan 13	Senior Loan	5/6/2022	288	288	287	+3.50%	+3.79%	5/6/2027	Diversified, UK	Industrial	$91 / sqft	53%
Loan 14	Senior Loan	9/29/2021	293	288	287	+2.81%	+3.03%	10/9/2026	Washington, DC	Office	$375 / sqft	66%
Loan 15	Senior Loan	11/30/2018	286	286	251	+2.43%	+2.43%	8/9/2025	New York	Hospitality	$306,870 / key	n/m
Loans 16-130			13,301	12,484	11,998							
CECL Reserve					(734)							
Total / Wtd. Avg.			**$21,392**	**$19,921**	**$18,314**	**+3.40%**	**+3.76%**	**2.1 yrs**				**63%**

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Blackstone |Blackstone Mortgage Trust, Inc. APPENDIX 11 Consolidated Balance Sheets ($ in thousands, except per share data) December 31, 2024 December 31, 2023 Assets Cash and cash equivalents $323,483 $350,014 Loans receivable 19,047,518 23,787,012 Current expected credit loss reserve (733,936) (576,936) Loans receivable, net $18,313,582 $23,210,076 Real estate owned, net 588,185 — Investments in unconsolidated entities 4,452 — Other assets 572,253 476,088 Total assets $19,801,955 $24,036,178 Liabilities and equity Secured debt, net $9,696,334 $12,683,095 Securitized debt obligations, net 1,936,956 2,505,417 Asset-specific debt, net 1,224,841 1,000,210 Loan participations sold, net 100,064 337,179 Term loans, net 1,732,073 2,101,632 Senior secured notes, net 771,035 362,763 Convertible notes, net 263,616 295,847 Other liabilities 282,847 362,531 Total Liabilities $16,007,766 $19,648,674 Commitments and contingencies Equity Class A common stock, $0.01 par value $1,728 $1,732 Additional paid-in capital 5,511,053 5,507,459 Accumulated other comprehensive income 8,268 9,454 Accumulated deficit (1,733,741) (1,150,934) Total Blackstone Mortgage Trust, Inc. stockholders’ equity $3,787,308 $4,367,711 Non-controlling interests 6,881 19,793 Total equity $3,794,189 $4,387,504 Total liabilities and equity $19,801,955 $24,036,178

Blackstone |Blackstone Mortgage Trust, Inc. APPENDIX 12 Consolidated Statements of Operations ($ in thousands, except per share data) nice 2024 2023 2024 2023 Income from loans and other investments Interest and related income $386,676 $505,003 $1,769,043 $2,037,621 Less: Interest and related expenses 285,118 351,238 1,289,972 1,366,956 Income from loans and other investments, net $101,558 $153,765 $479,071 $670,665 Revenue from real estate owned 11,826 — 13,040 — Gain on extinguishment of debt — 75 5,352 4,616 Other income 1,064 — 1,064 — Total net revenues $114,448 $153,840 $498,527 $675,281 Expenses Management and incentive fees $18,534 $26,342 $74,792 $119,089 General and administrative expenses 13,111 13,254 53,922 51,143 Expenses from real estate owned 18,413 — 22,060 — Other expenses 5,663 — 5,663 — Total expenses $55,721 $39,596 $156,437 $170,232 Increase in current expected credit loss reserve (19,055) (115,262) (538,801) (249,790) Loss from unconsolidated entities (2,748) — (2,748) — Income (Loss) before income taxes $36,924 ($1,017) ($199,459) $255,259 Income tax provision (458) 698 2,374 5,362 Net income (loss) $37,382 ($1,715) ($201,833) $249,897 Net income attributable to non-controlling interests (192) (661) (2,255) (3,342) Net income (loss) attributable to Blackstone Mortgage Trust, Inc. $37,190 ($2,376) ($204,088) $246,555 Per share information (basic and diluted) Net income (loss) per share of common stock, basic and diluted $0.21 ($0.01) ($1.17) $1.43 Weighted-average shares of common stock outstanding, basic and diluted 173,488,888 172,824,083 173,782,523 172,672,038 Three Months Ended December 31, Twelve Months Ended December 31,

Blackstone |Blackstone Mortgage Trust, Inc. APPENDIX 13 Quarterly Per Share Calculations (in thousands, except per share data) Three Months Ended December 31, 2024 Three Months Ended September 30, 2024 Net income (loss)(r ) $37,190 ($56,384) Charge-offs of CECL reserves (s) (294,064) (16,989) Increase in CECL reserves 19,055 132,470 Non-cash compensation expense 7,772 7,984 Realized hedging and foreign currency (loss) gain, net(t) (598) (180) Depreciation and amortization of real estate owned 8,193 1,030 Non-cash income from agency multifamily partnership, net (718) — Contingent liabilities 5,653 — Other items (11) 14 Adjustments attributable to non-controlling interests, net (102) 251 Distributable Earnings ($217,630) $68,196 Charge-offs of CECL reserves (s) 294,064 16,989 Distributable Earnings prior to charge-offs $76,434 $85,185 Weighted-average shares outstanding, basic(u) 173,489 173,637 Distributable Earnings per share, basic ($1.25) $0.39 Distributable Earnings per share, basic, prior to charge-offs $0.44 $0.49 December 31, 2024 September 30, 2024 Stockholders’ equity $3,787,308 $3,844,592 Shares Class A common stock 172,792 172,987 Deferred stock units 412 402 Total outstanding 173,204 173,389 Book value per share $21.87 $22.17 Three Months Ended December 31, 2024 Three Months Ended September 30, 2024 Net income (loss)(r ) $37,190 ($56,384) Weighted-average shares outstanding, basic 173,489 173,637 Per share amount, basic $0.21 ($0.32) Diluted earnings $37,190 ($56,384) Weighted-average shares outstanding, diluted 173,489 173,637 Per share amount, diluted $0.21 ($0.32) Distributable Earnings Reconciliation Book Value per Share Earnings per Share

Blackstone |Blackstone Mortgage Trust, Inc. APPENDIX 14 Reconciliation of Net Income to Distributable Earnings (in thousands, except per share data) Twelve Months Ended December 31, 2024 Net loss(r ) (204,088) Charge-offs of CECL reserves (s) (384,603) Increase in CECL reserves 538,801 Non-cash compensation expense 31,828 Realized hedging and foreign currency loss, net(t) (2,018) Depreciation and amortization of real estate owned 9,407 Non-cash income from agency multifamily partnership, net (718) Contingent liabilities 5,653 Other items (4) Adjustments attributable to non-controlling interests, net 248 Distributable Earnings ($5,494) Charge-offs of CECL reserves (s) 384,603 Incentive fee related to charge-offs of CECL reserves (v) (6,272) Distributable Earnings prior to charge-offs $372,837 Weighted-average shares outstanding, basic(u) 173,783 Distributable Earnings per share, basic ($0.03) Distributable Earnings per share, basic, prior to charge-offs $2.15

Blackstone |Blackstone Mortgage Trust, Inc. DEFINITIONS 15 Distributable Earnings: Blackstone Mortgage Trust, Inc. (“BXMT”) discloses Distributable Earnings in this presentation. Distributable Earnings is a financial measure that is calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“GAAP”). Distributable Earnings is a non-GAAP measure, which is defined as GAAP net income (loss), including realized gains and losses not otherwise recognized in current period GAAP net income (loss), and excluding (i) non-cash equity compensation expense, (ii) depreciation and amortization, (iii) unrealized gains (losses), and (iv) certain non-cash items. Distributable Earnings may also be adjusted from time to time to exclude one-time events pursuant to changes in GAAP and certain other non-cash charges as determined by BXMT’s manager, subject to approval by a majority of its independent directors. Distributable Earnings mirrors the terms of BXMT’s management agreement between BXMT’s Manager and BXMT, for purposes of calculating its incentive fee expense. BXMT’s CECL reserves have been excluded from Distributable Earnings consistent with other unrealized gains (losses) pursuant to its existing policy for reporting Distributable Earnings. BXMT expects to only recognize such potential credit losses in Distributable Earnings if and when such amounts are realized and deemed non-recoverable upon a realization event. This is generally at the time a loan is repaid, or in the case of foreclosure, when the underlying asset is sold, but realization and non-recoverability may also be concluded if, in BXMT’s determination, it is nearly certain that all amounts due will not be collected. The timing of any such credit loss realization in BXMT’s Distributable Earnings may differ materially from the timing of CECL reserves or charge-offs in BXMT’s consolidated financial statements prepared in accordance with GAAP. The realized loss amount reflected in Distributable Earnings will equal the difference between the cash received, or expected to be received, and the book value of the asset, and is reflective of its economic experience as it relates to the ultimate realization of the loan. BXMT believes that Distributable Earnings provides meaningful information to consider in addition to net income (loss) and cash flow from operating activities determined in accordance with GAAP. BXMT believes Distributable Earnings is a useful financial metric for existing and potential future holders of its class A common stock as historically, over time, Distributable Earnings has been a strong indicator of its dividends per share. As a REIT, BXMT generally must distribute annually at least 90% of its net taxable income, subject to certain adjustments, and therefore BXMT believes its dividends are one of the principal reasons stockholders may invest in BXMT’s class A common stock. Distributable Earnings helps BXMT to evaluate its performance excluding the effects of certain transactions and GAAP adjustments that BXMT believes are not necessarily indicative of BXMT’s current loan portfolio and operations and is a performance metric BXMT considers when declaring its dividends. Furthermore, BXMT believes it is useful to present Distributable Earnings prior to charge-offs of CECL reserves to reflect BXMT’s direct operating results and help existing and potential future holders of BXMT’s class A common stock assess the performance of BXMT’s business excluding such charge-offs. BXMT utilizes Distributable Earnings prior to charge-offs of CECL reserves as an additional performance metric to consider when declaring BXMT’s dividends. Distributable Earnings mirrors the terms of BXMT’s Management Agreement for purposes of calculating BXMT’s incentive fee expense. Therefore, Distributable Earnings prior to charge-offs of CECL reserves is calculated net of the incentive fee expense that would have been recognized if such charge-offs had not occurred. Distributable Earnings and Distributable Earnings prior to charge-offs of CECL reserves are non-GAAP measures. BXMT defines Distributable Earnings as GAAP net income (loss), including realized gains and losses not otherwise recognized in current period GAAP net income (loss), and excluding (i) non-cash equity compensation expense, (ii) depreciation and amortization, (iii) unrealized gains (losses), and (iv) certain non-cash items. Distributable Earnings may also be adjusted from time to time to exclude one-time events pursuant to changes in GAAP and certain other non-cash charges as determined by BXMT’s Manager, subject to approval by a majority of BXMT’s independent directors. Distributable Earnings mirrors the terms of BXMT’s management agreement between its Manager and BXMT, or BXMT’s Management Agreement, for purposes of calculating BXMT’s incentive fee expense. Therefore, Distributable Earnings prior to charge-offs of CECL reserves is calculated net of the incentive fee expense that would have been recognized if such charge-offs had not occurred. Non-Consolidated Senior Interests: Senior interests in loans originated and syndicated to third parties. These non-recourse loan participations, which are excluded from the GAAP balance sheet, constitute additional financing capacity and are included in discussions of the loan portfolio. Net Loan Exposure: Represents loans that are included in BXMT’s consolidated financial statements, net of (i) asset-specific debt, (ii) participations sold, (iii) cost-recovery proceeds, and (iv) CECL reserves on its loans receivable.

Blackstone |Blackstone Mortgage Trust, Inc. ENDNOTES 16 a. Dividend yield based on share price of $18.93 as of February 11, 2025. b. Based on impaired loan balance as of September 30, 2024. c. Transactions not yet closed are subject to conditions, and there can be no assurance such transactions will be completed on their contemplated terms, or at all. d. Includes repurchases through February 11, 2025. e. Based on Net Loan Exposure. Refer to Definitions. f. Reflects weighted average loan-to-value (“LTV”) as of the date investments were originated or acquired by BXMT excluding any loans that are impaired and any junior participations sold. g. Represents debt-to-equity ratio, which is the ratio of (i) total outstanding secured debt, asset-specific debt, term loans, senior secured notes, and convertible notes, in each case excluding unamortized deferred financing costs and discounts, less cash, to (ii) total equity. h. States and countries comprising less than 1% of total loan portfolio are excluded. i. Assets with multiple components are proportioned into the relevant collateral types based on the allocated value of each collateral type. j. Reflects full loan repayments. k. Includes retail, life sciences, and other property. l. Based on expected asset-level financing. Represents implied levered spreads over applicable base rate, based on all-in loan yield and all-in cost of maximum asset-level borrowings; excludes corporate-level debt as well as management fees and expenses. m. Excludes 1.0% per annum of scheduled amortization payments under the Term Loan B. n. Certain loans include an aggregate $0.8B of Non-Consolidated Senior Interests that are not included in BXMT’s consolidated financial statements and exclude $0.1B of junior loan interests that BXMT has sold, but that remain included in BXMT’s consolidated financial statements as of December 31, 2024. Total loan includes unfunded commitments. o. Date loan was originated or acquired by BXMT. Origination dates are subsequently updated to reflect material loan modifications. p. The weighted-average cash coupon and all-in yield are expressed as a spread over the relevant floating benchmark rates. Excludes loans accounted for under the cost-recovery and nonaccrual methods, if any. q. Maximum maturity assumes all extension options are exercised; however, our loans may be repaid prior to such date. Excludes loans accounted for under the cost-recovery and nonaccrual methods, if any. r. Represents net income (loss) attributable to Blackstone Mortgage Trust, Inc. s. Represents realized losses related to loan principal amounts deemed non-recoverable during the applicable period. t. Represents realized gains (losses) on the repatriation of unhedged foreign currency. These amounts were not included in GAAP net loss, but rather as a component of other comprehensive income in BXMT’s consolidated financial statements. u. The weighted-average shares outstanding, basic, exclude shares issuable from a potential conversion of BXMT’s convertible notes. Consistent with the treatment of other unrealized adjustments to Distributable Earnings, these potentially issuable shares are excluded until a conversion occurs. v. Represents the implied incentive fee expense that would have been incurred if such charge-offs had not occurred, as calculated on a quarterly basis. No incentive fee expense would have been incurred for the nine months ended December 31, 2024 and $6.3 million would have been incurred in the three months ended March 31, 2024.

Blackstone |Blackstone Mortgage Trust, Inc. FORWARD-LOOKING STATEMENTS & IMPORTANT DISCLOSURE INFORMATION 17 References herein to “Blackstone Mortgage Trust,” “Company,” “we,” “us,” or “our” refer to Blackstone Mortgage Trust, Inc. and its subsidiaries unless the context specifically requires otherwise. Opinions expressed reflect the current opinions of BXMT as of the date appearing in this document only and are based on the BXMT's opinions of the current market environment, which is subject to change. There can be no assurances that any of the trends described herein will continue or will not reverse. Past events and trends do not imply, predict or guarantee, and are not necessarily indicative of, future events or results. This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect BXMT’s current views with respect to, among other things, its operations and financial performance, its business plans and the impact of the current macroeconomic environment, including interest rate changes. You can identify these forward-looking statements by the use of words such as “outlook,” “objective,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. BXMT believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as such factors may be updated from time to time in its periodic filings with the Securities and Exchange Commission (“SEC”) which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the filings. BXMT assumes no obligation to update or supplement forward‐looking statements that become untrue because of subsequent events or circumstances.